UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

Arbutus Biopharma Corporation
(Exact name of registrant as specified in charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 7, 2020, Arbutus Biopharma Corporation (the “Company”) entered into Amendment No. 2 to the Open Market Sale AgreementSM (the “Amendment”) to the Open Market Sale AgreementSM, dated December 20, 2018, as amended by Amendment No. 1 to the Open Market Sale AgreementSM, dated December 20, 2019 (collectively, the “Sale Agreement”), with Jefferies LLC, as sales agent (“Jefferies”). The Amendment revised the Sale Agreement to reflect that the Company may issue and sell up to an additional $75,000,000 of its common shares, no par value (the “Common Shares”), from time to time through Jefferies.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The Common Shares to be sold under the Sale Agreement, as amended, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-235674), previously filed with the Securities and Exchange Commission (“SEC”) on December 23, 2019 and declared effective by the SEC on January 10, 2020 by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. On August 7, 2020, the Company filed a prospectus supplement with the SEC in connection with the offer and sale of the Common Shares pursuant to the Sale Agreement, as amended by the Amendment. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Shares nor shall there be any sale of the Common Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Farris LLP relating to the legality of the issuance and sale of the Common Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Amendment No. 2 to the Open Market Sale AgreementSM, dated August 7, 2020, by and between Arbutus Biopharma Corporation and Jefferies LLC.

5.1	Opinion of Farris LLP
.
23.1	Consent of Farris LLP (included in Exhibit 5.1)

104	Cover page interactive data file (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: August 7, 2020	By:	/s/ David C. Hastings
	Name:	David C. Hastings
	Title:	Chief Financial Officer